Exhibit 99.1

FleetCor Reports Third Quarter 2014 Financial Results

Adjusted Net Income Per Share Grows 27% Year-Over-Year

Raises 2014 Guidance

NORCROSS, Ga., October 30, 2014 — FleetCor Technologies, Inc. (NYSE: FLT), a leading global provider of fuel cards and workforce payment products to businesses, today reported financial results for its third quarter ended September 30, 2014.

“We are pleased with our results for the quarter, which included adjusted net income per diluted share growth of 27% and adjusted revenue growth of 30%. North America had very strong organic growth in the quarter and we continue to see the benefits of the acquisitions we closed last year,” said Ron Clarke, chairman and chief executive officer, FleetCor Technologies, Inc. “During the third quarter, we entered Germany with the Shell deal, acquired Pac Pride, and signed definitive documents to acquire Comdata”.

Financial Results for Third Quarter 2014:

GAAP Results

•	Total revenues increased 31% to $295.3 million compared to $225.2 million in the third quarter of 2013;

•	Net income increased 21% to $95.5 million compared to $78.6 million in the third quarter of 2013;

•	Net income per diluted share increased 19% to $1.11 compared to $0.93 in the third quarter of 2013.

Non-GAAP Results

•	Adjusted revenues[1] (revenues, net less merchant commissions) increased 30% to $270.3 million compared to $208.2 million in the third quarter of 2013;

•	Adjusted net income[1] increased 29% to $117.6 million compared to $91.4 million in the third quarter of 2013;

•	Adjusted net income per diluted share[1] increased 27% to $1.37 compared to $1.08 in the third quarter of 2013.

Fiscal Year 2014 Outlook:

“The third quarter was another strong quarter for the Company. While our business momentum remains strong, as we enter the fourth quarter we are experiencing headwinds in foreign exchange rates that will impact our Q4 2014 revenue and net income, assuming exchange rates remain at current levels,” said Eric Dey, chief financial officer FleetCor Technologies, Inc.

For fiscal year 2014 FleetCor Technologies, Inc. is raising its financial guidance for 2014 as follows:

•	Total revenues between $1,100 million and $1,110 million, up from the previous guidance range of $1,082 million and $1,097 million;

•	Adjusted net income between $434 million and $440 million, up from the previous guidance range of $432 million and $438 million;

•	Adjusted net income per diluted share between $5.07 and $5.11, up from the previous guidance range of $5.04 and $5.10.

[1]	Reconciliations of GAAP results to non GAAP results are provided in Exhibit 1 attached. Additional supplemental data is provided in Exhibit 2 and segment information is provided in Exhibit 3.

1

The Company’s fiscal-year guidance assumptions for 2014 are as follows:

•	Fuel prices equal to current levels for the fourth quarter

•	Market spreads slightly better than average levels

•	Foreign exchange rates equal to current levels

•	Continued weakness in the Company’s Russian business

•	Full year tax rate of 30.4%, excludes any year-end adjusting entries

•	Fully diluted shares outstanding of 86 million shares

•	No impact related to Comdata or other acquisitions or material new partnership agreements not already disclosed

Conference Call

The Company will host a conference call to discuss third quarter 2014 financial results today at 5:00pm ET. Hosting the call will be Ron Clarke, chief executive officer, and Eric Dey, chief financial officer. The conference call can be accessed live over the phone by dialing (877) 407-0784, or for international callers (201) 689-8560. A replay will be available one hour after the call and can be accessed by dialing (877) 870-5176 or (858) 384-5517 for international callers; the conference ID is 13593584. The replay will be available until November 6, 2014. The call will be webcast live from the Company’s investor relations website at investor.fleetcor.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about FleetCor’s beliefs, expectations and future performance, are forward-looking statements. Forward-looking statements can be identified by the use of words such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project,” “expect,” “may,” “will,” “would,” “could” or “should,” the negative of these terms or other comparable terminology. Examples of forward-looking statements in this press release include statements relating to revenue and earnings guidance, assumptions underlying financial guidance, and expectations regarding integration of recent deals. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement, such as delays or failures associated with implementation; fuel price and spread volatility; changes in credit risk of customers and associated losses; the actions of regulators relating to payment cards or resulting from investigations; failure to maintain or renew key business relationships; failure to maintain competitive offerings; failure to maintain or renew sources of financing; failure to complete, or delays in completing, anticipated new partnership arrangements or acquisitions and the failure to successfully integrate or otherwise achieve anticipated benefits from such partnerships or acquired businesses; failure to successfully expand business internationally; the impact of foreign exchange rates on operations, revenue and income; the effects of general economic conditions on fueling patterns and the commercial activity of fleets, as well as the other risks and uncertainties identified under the caption “Risk Factors” in FleetCor’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission on March 3, 2014. FleetCor believes these forward-looking statements are reasonable; however, forward-looking statements are not a guarantee of performance, and undue reliance should not be placed on such statements. The forward-looking statements included in this press release are made only as of the date hereof, and FleetCor does not undertake, and specifically disclaims, any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

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About Non-GAAP Financial Measures

Adjusted revenue is calculated as revenues, net less merchant commissions. Adjusted net income is calculated as net income, adjusted to eliminate (a) non-cash stock-based compensation expense related to share-based compensation awards, (b) amortization of deferred financing costs and intangible assets, (c) amortization of the premium recognized on the purchase of receivables, and (d) loss on the early extinguishment of debt and (e) our proportionate share of amortization of intangible assets at our equity method investment. Adjusted EBITDA is calculated as net income as reflected in our income statement, adjusted to eliminate (a) interest expense, (b) tax expense, (c) depreciation of long-lived assets (d) amortization of intangible assets, (e) other (income) expense, net and (f) gains and losses at equity method investment. The Company uses adjusted revenues as a basis to evaluate the company’s revenues, net of the commissions that are paid to merchants to participate in our card programs. The commissions paid to merchants can vary when market spreads fluctuate in much the same way as revenues are impacted when market spreads fluctuate. The Company believes this is a more effective way to evaluate the company’s revenue performance. The Company uses adjusted EBITDA as a basis to evaluate our operating performance net of the impact of certain items during the period. We believe that adjusted EBITDA may be useful to investors for understanding our operating performance on a consistent basis. We prepare adjusted net income to eliminate the effect of items that we do not consider indicative of our core operating performance. Adjusted revenues and adjusted net income are supplemental measures of operating performance that do not represent and should not be considered as an alternative to revenues, net, net income or cash flow from operations, as determined by U.S. generally accepted accounting principles, or U.S. GAAP, and our calculation thereof may not be comparable to that reported by other companies. We believe it is useful to exclude non-cash stock-based compensation expense from adjusted net income because non-cash equity grants made at a certain price and point in time do not necessarily reflect how our business is performing at any particular time and stock-based compensation expense is not a key measure of our core operating performance. We also believe that amortization expense can vary substantially from company to company and from period to period depending upon their financing and accounting methods, the fair value and average expected life of their acquired intangible assets, their capital structures and the method by which their assets were acquired; therefore, we have excluded amortization expense from our adjusted net income. We also exclude loss on the early extinguishment of debt from adjusted net income, as this expense is non-cash and is one-time in nature and does not reflect the ongoing operations of the business.

Management uses adjusted revenues, adjusted net income, and adjusted EBITDA:

•	as measurements of operating performance because they assist us in comparing our operating performance on a consistent basis;

•	for planning purposes, including the preparation of our internal annual operating budget;

•	to allocate resources to enhance the financial performance of our business; and

•	to evaluate the performance and effectiveness of our operational strategies.

We believe adjusted revenues, adjusted net income and adjusted EBITDA are key measures used by the Company and investors as supplemental measures to evaluate the overall operating performance of companies in our industry. By providing these non-GAAP financial measures, together with reconciliations, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing strategic initiatives.

About FleetCor

FleetCor is a leading global provider of fuel cards and workforce payment products to businesses. FleetCor’s payment programs enable businesses to better control employee spending and provide card-accepting merchants with a commercial customer base that can increase their sales and customer loyalty. FleetCor serves commercial accounts in North America, Latin America, Europe, Australia and New Zealand. For more information, please visit www.fleetcor.com.

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Contact:

Investor Relations

investor@fleetcor.com

(770) 729-2017

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FleetCor Technologies, Inc. and subsidiaries

Consolidated Statements of Income

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Revenues, net	$295,283	$225,150	$822,693	$639,670
Expenses:
Merchant commissions	25,014	16,944	62,964	50,360
Processing	41,451	33,473	117,152	95,426
Selling	17,950	13,859	52,885	38,949
General and administrative	40,947	31,559	122,304	91,774
Depreciation and amortization	25,714	18,060	74,561	48,579

Operating income	144,207	111,255	392,827	314,582

Other expense (income), net	594	(156)	870	130
Interest expense, net	4,859	3,756	15,628	10,960
Equity method investment loss	2,200	—	3,689	—

Total other expense	7,653	3,600	20,187	11,090

Income before income taxes	136,554	107,655	372,640	303,492
Provision for income taxes	41,045	29,035	113,473	87,111

Net income	$95,509	$78,620	$259,167	$216,381

Basic earnings per share	$1.14	$0.96	$3.12	$2.65
Diluted earnings per share	$1.11	$0.93	$3.02	$2.56
Weighted average shares outstanding:
Basic shares	83,611	81,974	83,118	81,592
Diluted shares	86,134	84,905	85,688	84,446

FleetCor Technologies, Inc. and subsidiaries

Consolidated Balance Sheets

(In thousands, except share and par value amounts)

	September 30, 2014	December 31, 2013
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$304,109	$338,105
Restricted cash	42,348	48,244
Accounts receivable (less allowance for doubtful accounts of $23,291 and $22,416, respectively)	715,662	573,351
Securitized accounts receivable—restricted for securitization investors	393,600	349,000
Prepaid expenses and other current assets	45,512	40,062
Deferred income taxes	3,444	4,750

Total current assets	1,504,675	1,353,512

Property and equipment	127,340	111,100
Less accumulated depreciation and amortization	(71,156)	(57,144)

Net property and equipment	56,184	53,956
Goodwill	1,557,011	1,552,725
Other intangibles, net	865,116	871,263
Equity method investment	147,512	—
Other assets	93,942	100,779

Total assets	$4,224,440	$3,932,235

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$612,691	$467,202
Accrued expenses	109,258	114,870
Customer deposits	180,131	182,541
Securitization facility	393,600	349,000
Current portion of notes payable and other obligations	526,345	662,439
Other current liabilities	106,665	132,846

Total current liabilities	1,928,690	1,908,898

Notes payable and other obligations, less current portion	434,820	474,939
Deferred income taxes	233,695	249,504
Other noncurrent liabilities	68,428	55,001

Total noncurrent liabilities	736,943	779,444

Commitments and contingencies
Stockholders’ equity:
Common stock, $0.001 par value; 475,000,000 shares authorized, 119,544,837 shares issued and 83,810,345 shares outstanding at September 30, 2014; and 475,000,000 shares authorized, 118,206,262 shares issued and 82,471,770 shares outstanding at December 31, 2013	120	117
Additional paid-in capital	733,131	631,667
Retained earnings	1,294,365	1,035,198
Accumulated other comprehensive loss	(93,146)	(47,426)
Less treasury stock, 35,734,492 shares at September 30, 2014 and December 31, 2013	(375,663)	(375,663)

Total stockholders’ equity	1,558,807	1,243,893

Total liabilities and stockholders’ equity	$4,224,440	$3,932,235

FleetCor Technologies, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(In Thousands)

(Unaudited)

	Nine Months Ended September 30,
	2014	2013
Operating activities
Net income	$259,167	$216,381
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	14,780	12,162
Stock-based compensation	26,292	12,441
Provision for losses on accounts receivable	18,109	14,069
Amortization of deferred financing costs	1,599	2,434
Amortization of intangible assets	55,737	31,535
Amortization of premium on receivables	2,445	2,448
Deferred income taxes	(1,280)	(4,524)
Equity method investment loss	3,689	—
Changes in operating assets and liabilities (net of acquisitions):
Restricted cash	6,109	3,666
Accounts receivable	(137,942)	(184,367)
Prepaid expenses and other current assets	(3,036)	(1,774)
Other assets	460	38,580
Excess tax benefits related to stock-based compensation	(53,251)	(24,319)
Accounts payable, accrued expenses and customer deposits	124,614	89,279

Net cash provided by operating activities	317,492	208,011

Investing activities
Acquisitions, net of cash acquired	(261,919)	(376,971)
Purchases of property and equipment	(18,279)	(15,348)

Net cash used in investing activities	(280,198)	(392,319)

Financing activities
Excess tax benefits related to stock-based compensation	53,251	24,319
Proceeds from issuance of common stock	21,922	22,800
Borrowings on securitization facility, net	44,600	96,000
Deferred financing costs paid	(546)	(1,970)
Principal payments on notes payable	(20,625)	(21,250)
Payments on revolver-A Facility	(381,385)	(155,000)
Borrowings on revolver-A Facility	182,330	280,000
Payments on foreign revolver-B Facility	(7,337)	(44,533)
Borrowings on foreign revolver-B Facility	—	53,494
Borrowings from swing line of credit, net	52,059	–
Other	(462)	(255)

Net cash provided by financing activities	(56,193)	253,605

Effect of foreign currency exchange rates on cash	(15,097)	(7,257)

Net (decrease) increase in cash and cash equivalents	(33,996)	62,040
Cash and cash equivalents, beginning of period	338,105	283,649

Cash and cash equivalents, end of period	$304,109	$345,689

Supplemental cash flow information
Cash paid for interest	$19,238	$13,041

Cash paid for income taxes	$63,553	$84,695

Exhibit 1

RECONCILIATION OF NON-GAAP MEASURES AND PRO FORMA INFORMATION

(In thousands, except shares and per share amounts)

(Unaudited)

The following table reconciles revenues, net to adjusted revenues:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Revenues, net	$295,283	$225,150	$822,693	$639,670
Merchant commissions	25,014	16,944	62,964	50,360

Total adjusted revenues	$270,269	$208,206	$759,729	$589,310

The following table reconciles net income to adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net income	$95,509	$78,620	$259,167	$216,381
Provision for income taxes	41,045	29,035	113,473	87,111
Interest expense, net	4,859	3,756	15,628	10,960
Depreciation and amortization	25,714	18,060	74,561	48,579
Other (income) expense, net	594	(156)	870	130
Equity method investment loss	2,200	—	3,689	—

Adjusted EBITDA	$169,921	$129,315	$467,388	$363,161

The following table reconciles net income to adjusted net income and adjusted net income per diluted share:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net income	$95,509	$78,620	$259,167	$216,381
Stock based compensation	7,993	4,382	26,292	12,441
Amortization of intangible assets	19,255	12,296	55,737	31,535
Amortization of premium on receivables	815	816	2,445	2,448
Amortization of deferred financing costs	537	841	1,599	2,434
Amortization of intangibles at equity method investment	3,021	—	5,158	—

Total pre-tax adjustments	31,621	18,335	91,231	48,858
Income tax impact of pre-tax adjustments at the effective tax rate	(9,505)	(5,596)	(27,781)	(14,639)

Adjusted net income	$117,625	$91,359	$322,617	$250,600

Adjusted net income per diluted share	$1.37	$1.08	$3.77	$2.97
Diluted shares	86,134	84,905	85,688	84,446

Exhibit 2

Transaction Volume, Revenues and Adjusted Revenue, Per Transaction and by Segment

(In thousands except revenues, net per transaction and adjusted revenues per transaction)

(Unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014	2013	Change	% Change	2014	2013	Change	% Change
NORTH AMERICA
- Transactions	45,252	43,291	1,961	4.5%	128,394	122,691	5,703	4.6%
- Revenues, net per transaction	$3.45	$2.66	$0.79	29.8%	$3.28	$2.73	$0.55	20.1%
- Revenues, net	$156,343	$115,266	$41,077	35.6%	$421,579	$335,346	$86,233	25.7%
INTERNATIONAL
- Transactions	49,150	41,012	8,138	19.8%	143,866	114,747	29,119	25.4%
- Revenues, net per transaction	$2.83	$2.68	$0.15	5.5%	$2.79	$2.65	$0.14	5.1%
- Revenues, net	$138,940	$109,884	$29,056	26.4%	$401,114	$304,324	$96,790	31.8%
FLEETCOR CONSOLIDATED REVENUES
- Transactions	94,402	84,303	10,099	12.0%	272,260	237,438	34,822	14.7%
- Revenues, net per transaction	$3.13	$2.67	$0.46	17.1%	$3.02	$2.69	$0.33	12.2%
- Revenues, net	$295,283	$225,150	$70,133	31.1%	$822,693	$639,670	$183,023	28.6%
FLEETCOR CONSOLIDATED ADJUSTED REVENUES[1]
- Transactions	94,402	84,303	10,099	12.0%	272,260	237,438	34,822	14.7%
- Adjusted Revenues per transaction	$2.86	$2.47	$0.39	15.9%	$2.79	$2.48	$0.31	12.4%
- Adjusted Revenues	$270,269	$208,206	$62,063	29.8%	$759,729	$589,310	$170,419	28.9%

[1]	Adjusted revenues is a non-GAAP financial measure defined as revenues, net less merchant commissions. The Company believes this measure is a more effective way to evaluate the Company’s revenue performance. Refer to Exhibit 1 for a reconciliation of revenues, net to adjusted revenues.

Sources of Revenue2

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014	2013	Change	% Change	2014	2013	Change	% Change
Revenue from customers and partners	53.8%	54.4%	-0.6%	-1.1%	54.9%	52.3%	2.6%	5.0%
Revenue from merchants and networks	46.2%	45.6%	0.6%	1.3%	45.1%	47.7%	-2.6%	-5.5%
Revenue tied to fuel-price spreads	16.7%	14.8%	1.9%	12.8%	15.1%	16.5%	-1.4%	-8.5%
Revenue influenced by absolute price of fuel	17.8%	20.0%	-2.2%	-11.0%	18.2%	20.1%	-1.9%	-9.5%
Revenue from program fees, late fees, interest and other	65.5%	65.2%	0.3%	0.5%	66.7%	63.4%	3.3%	5.2%

[2]	Expressed as a percentage of consolidated revenue.

Exhibit 3

Segment Results

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Revenues, net:
North America	$156,343	$115,266	$421,579	$335,346
International	138,940	109,884	401,114	304,324

	$295,283	$225,150	$822,693	$639,670

Operating income:
North America	$78,797	$59,093	$203,311	$168,622
International	65,410	52,162	189,516	145,960

	$144,207	$111,255	$392,827	$314,582

Depreciation and amortization:
North America	$6,635	$5,159	$19,647	$15,598
International	19,079	12,901	54,914	32,981

	$25,714	$18,060	$74,561	$48,579

Capital expenditures:
North America	$1,561	$1,942	$5,397	$4,298
International	5,166	3,298	12,882	11,050

	$6,727	$5,240	$18,279	$15,348